AMENDED AND RESTATED JANUARY 20, 1998
                             REFLECTS 5-FOR-2 STOCK SPLIT DATED JULY 14, 1997,
                                2-FOR-1 STOCK SPLIT DATED JANUARY 20, 1998 AND
                              MERGERS & ACQUISITIONS THROUGH SEPTEMBER 1, 1997


                          COMPAQ COMPUTER CORPORATION
                          1989 EQUITY INCENTIVE PLAN

     SECTION  1.  Purpose.  The  purposes  of  the Compaq Computer Corporation
                  -------
1989 Equity Incentive Plan (the "Plan") are to encourage eligible employees of Compaq Computer Corporation (the "Company") and its Affiliates, to acquire a proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain talented and highly competent individuals upon whom, in large measure, the sustained progress, growth, and profitability of the Company depend.

     SECTION  2.  Definitions.  As used in the Plan, the following terms shall
                  -----------
have  the  meanings  set  forth  below:

     (a) "Affiliate" shall mean (i) any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.
     (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, or any other right, interest, or option relating to Shares granted pursuant to the provisions of the Plan.
     (c) "Award Notice" shall mean any written notice, agreement, or other instrument or document evidencing any Award granted by the Committee hereunder
signed  by    the  Company  and  delivered  to  the  Participant.
     (d)   "Board"  shall  mean  the  Board  of  Directors  of  the  Company.
     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.
     (f) "Committee" shall mean the Human Resources Committee of the Board of Directors, composed of not less than two directors each of whom is a Non-Employee Director.
     (g) "Common Stock" shall mean the common stock, $.01 par value, of the Company.
     (h)   "Company"  shall  mean  Compaq  Computer  Corporation.
     (i) "Employee" shall mean any employee of the Company or of any Affiliate.
     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934 as amended.
     (k) "Fair Market Value" shall mean (i) with respect to the Common Stock, the last sale price of the Common Stock on the date on which such value is determined, as reported on the consolidated tape of New York Stock Exchange issues or, if there shall be no trades on such date, on the date nearest preceding such date; (ii) with respect to any other property, or with respect to the Common Stock if it is not then listed for trading on the New York Stock Exchange, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.
     (l) "Incentive Stock Option" shall mean an Option granted under Section 6 hereof that is intended to meet the requirements of Section 422A of the Code or any successor provision thereto.
     (m) "Net After-Tax Amount" shall mean the net amount of compensation, assuming for this purpose only that all vested options are exercised upon such Change in Control, to be received (or deemed to have been received) by such optionee in connection with such Change of Control under any Award Agreement and under any other plan, arrangement or contract of the company to which such optionee is a party, after giving effect to all income and excise taxes applicable to such payments.

     (n) "Non-Employee Director" shall have the meaning set forth in Rule 13e-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act.
     (o)   "Nonqualified Stock Option"  shall  mean  an  Option  granted under
Section  6  hereof  that  is  not  intended  to  be an Incentive Stock Option.
     (p) "Option" shall mean any r ight granted to a Participant allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.
     (q) "Participant" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.
     (r) "Person" shall mean any natural person, corporation, partnership, association, joint-stock company, trust, unincorpo-rated organization, or government or political subdivision thereof.
     (s) "Restricted Stock" shall mean any share of capital stock of the Company issued with the restriction that the holder may not sell, transfer, pledge, or assign such share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such shares and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
     (t) "Restricted Stock Award" shall mean an Award of Restricted Stock under Section 8 hereof.
     (u) "Shares" shall mean the Common Stock and such other securities of the Company as the Committee may from time to time determine.
     (v) "Stock Appreciation Right" shall mean any right granted to a Participant pursuant to Section 7 hereof to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before the date of exercise over (ii) the grant price of the right as specified by the Committee, in its sole discretion, on the date of grant. The grant price of a right granted to an individual subject to
Section 16 of the Exchange Act shall not be less than 50% of the Fair Market Value of one Share on the date of grant. Any payment by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.
     (w)   "Tandem"  shall  mean  Tandem  Computers  Incorporated.
     (x) "Tandem Substitute Options" shall mean any Options issued under the Plan pursuant to that certain Agreement and Plan of Merger dated as of June 22, 1997 among Tandem, the Company and Compaq-Project, Inc.

     SECTION  3.  Administration.  The  Plan  shall  be  administered  by  the
                  --------------
Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees of the Company and its Affiliates to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder;
(v) determine whether, to what extent, and under what circumstances Awards may be settled in cash, canceled, or suspended; (vi) determine whether, to what extent, and under what circumstances Shares and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive, and binding upon all persons, including the Company, any Participant, any stockholder of the Company, and any Employee. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings. The Committee may delegate its power and authority under this Plan to a Chief Executive Officer of the Company who is a director of the Company with respect to the administration of the Plan for grants to persons other than executive officers. In the case of such delegation, the term "Committee" as used in this Plan shall be deemed to refer to the Chief Executive Officer of the Company.

     SECTION  4.  Shares  Subject  to  the  Plan.
                  ------------------------------

     (a)    Total Number.  Subject  to adjustment as provided in this Section,
            ------------
the total number of Shares available for grant under the Plan shall be 268,333,112 Shares.

     (b)    Reduction  of  Shares  Available.
            --------------------------------

          (i) The grant of an Option or Restricted Stock Award will reduce the Shares available for grant by the number of Shares subject to such Award.

          (ii) The grant of Stock Appreciation Rights related to an Option will reduce the number of Shares available for grant only to the extent that the number of Stock Appreciation Rights granted exceeds the number of Shares subject to the related Option.

          (iii) The grant of Stock Appreciation Rights not related to an Option will reduce the number of Shares available for grant by the number of Stock Appreciation Rights granted.

          (iv) Any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the Shares available for grants under the Plan.

     (c)    Increase  of  Shares  Available.
            -------------------------------

          (i) The lapse, cancellation, or other termination of an Option that has not been fully exercised shall increase the available Shares by the number of Shares that have not been issued upon exercise of such Option;
provided that in the event the cancellation of an Option is due to the exercise of Stock Appreciation Rights related to such Option, the cancellation of such Option shall only increase the Shares available by the excess, if any, of the number of Shares subject to such Option over the number of Stock Appreciation Rights exercised.

          (ii) The lapse, cancellation, or other termination of Stock Appreciation Rights that have not been exercised shall increase the available Shares by the number of Stock Appreciation Rights so lapsed, canceled, or terminated; provided that in the event the cancellation of Stock Appreciation Rights is due to the exercise of an Option related to such Stock Appreciation Rights, the lapse, cancellation, or termination of such Stock Apprecia-tion Rights shall only increase the Shares available by the excess, if any, of the number of Stock Appreciation Rights so lapsed, canceled, or terminated over the number of Shares for which such Option is exercised.

          (iii) Any Restricted Shares forfeited by a Participant shall increase the available Shares by the number of Shares so forfeited.

     (d)    Other  Adjustments.  The  total  number  of shares of Common Stock
            ------------------
available for Awards under the Plan or which may be allocated to any one Participant, the number of shares of Common Stock subject to outstanding Options, the exercise price for such Options, the number of outstanding Stock Appreciation Rights, the base value of such rights, and the number of outstanding shares of Restricted Stock shall be appropriately adjusted by the Committee for any increase or decrease in the number of outstand-ing Shares resulting from a stock dividend, subdivision, or combination of Shares or reclassification, as may be necessary to maintain the proportionate interest of the Award holder. In the event of a merger or consolidation of the Company or a tender offer for shares of Common Stock, the Committee may make such adjustments with respect to Awards under the Plan and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, or tender offer including, without limitation, the substitution of new Awards, the termination or adjustment of outstanding
Awards, the acceleration of Awards, or the removal of restrictions on outstanding Awards. The payment to the Participant of an amount in cash equal to the excess, if any, of the Fair Market Value of the number of shares subject to any Award over the aggregate grant price thereof, in consideration of the cancellation thereof pursuant to this Section 4(d), shall extinguish any rights of the Participant in connection with such Award.

     SECTION  5.  Eligibility.  Any  Employee  (excluding  any  member  of the
                  -----------
Committee)  shall  be  eligible  to  be  selected  as  a  Participant.

     SECTION  6.  Stock  Options.  Options  may  be  granted  hereunder  to
                  --------------
Participants either alone or in addition to other Awards granted under the Plan. The Company shall deliver an Award Notice to each Participant receiving an Option. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

     (a)    Option  Price.  The  purchase price per Share purchasable under an
            -------------
Option shall be determined by the Committee in its sole discretion and set forth in the applicable Award Notice; provided that such purchase price shall not be less than (i) 100% of the Fair Market Value of the Share on the date of the grant of the Option in the case of any Incentive Stock Option, or (ii) 50% of such Fair Market Value in the case of any Nonqualified Stock Option granted to an individual subject to Section 16 of the Exchange Act.

     (b)    Option  Period.    The  term  of each Option shall be fixed by the
            --------------
Committee in its sole discretion and set forth in the applicable Award Notice; provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted.

     (c)    Exercisability. Options shall be exercisable at such time or times
            --------------
as determined by the Committee in its sole discretion and set forth in the applicable Award Notice. An executive officer of the Company may not exercise an Option for a period of six months from the date of grant.

     (d)    Method of Exercise. Any Option may be exercised by the Participant
            ------------------
in whole or in part at such time or times and by such methods as the Committee may specify. Unless otherwise specified in the applicable grant and Award Notice, the Participant may make payment in cash or by certified check, bank draft, or postal or express money order payable to the order of the Company, or, with the consent of the Board (or the Committee, if established by the Board), in whole or in part in Common Stock owned by the Optionee, valued at Fair Market Value.

     (e)    Incentive  Stock Options.  In accordance with rules and procedures
            ------------------------
established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant become exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company or of any parent or subsidiary corporation of the Company) shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422A of the Code, or any successor provision, and any regulations promulgated thereunder. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422A of the Code, or any successor provision, and any regulations promulgated thereunder.

     (f)    Form  of  Settlement.  In  its  sole discretion, the Committee may
            --------------------
provide, at the time of grant, that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities.

     (g)    Certificates.  Upon the Company's determination that an Option has
            ------------
been validly exercised as to any of the Shares, the Secretary of the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

     SECTION  7.  Stock Appreciation Rights.  Stock Appreciation Rights may be
                  -------------------------
granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Nonqualified Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right Award or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right Award granted with respect to fewer than the full number of Shares covered by a related Option shall not be reduced until the number of Shares issued upon exercise or canceled upon termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right Award. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exer-cised. No Stock Appreciation Right unrelated to any Option shall be exercisable after the expiration of ten years from the date such Award is granted. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate. The Company shall deliver an Award Notice to each Participant receiving a Stock Appreciation Right.

     SECTION  8.  Restricted  Stock.
                  -----------------

     (a)    Issuance.    Restricted  Stock  Awards  may be issued hereunder to
            --------
Participants, for no cash consideration or for such nominal consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each recipient. The Company shall deliver an Award Notice to each Participant receiving a Restricted Stock Award.

     (b)    Registration.    Any  Restricted  Stock  issued  hereunder  may be
            ------------
evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the Partici-pant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. Promptly after the lapse of restrictions with respect to any shares of Restricted Stock, the lapse of such restrictions shall be evidenced in such manner as the Committee shall deem appropriate.

     SECTION  9.  Termination  or  Suspension    of  Employment.
                  ---------------------------------------------

     (a)    Nonqualified  Stock  Options  and  Stock  Appreciation  Rights.
            --------------------------------------------------------------

          (i) If the Participant's employment with the Company or its Affiliates is terminated for any reason other than death, disability, or retirement, the Participant's right to exercise any Nonqualified Stock Option or Stock Appreciation Right shall terminate, and such Op-tion or Stock Appreciation Right shall expire, on the earlier of (A) the first anniversary of such termina-tion of employment or (B) the date such Option or Stock Appreciation Right would have expired had it not been for the termination of employment. The Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of such term-ination of employment and shall not have been exercised.

          (ii) If the Participant's employment with the Company or its Affiliates is terminated by reason of death, disability, or retirement, the Participant or his successor (if employment is terminated by death) shall have the right to exercise any Nonqualified Stock Option or Stock Appreciation Right to the extent it was exercisable at the date of such termination of employment and shall not have been exercised, but in no event shall such option be exercisable later than the date the Option would have expired had it not been for the termination of such employment.

          (iii) Notwithstanding the foregoing, the Committee may, in its discretion, provide (a) that an Option granted to a Participant may terminate at a date earlier than that set forth above, and (b) that an Option granted to a Participant not subject to Section 16 of the Exchange Act may terminate at a date later than that set forth above, provided such date shall not be beyond the date the Option would have expired had it not been for the termination of the Participant's employment.

          (iv) Any time spent by a Participant in the status of "leave without pay" shall be disregarded for purposes of determining the extent to which an Option or any portion thereof has vested.

     (b)    Incentive  Stock  Options.  Except as  otherwise determined by the
            -------------------------
Committee at the time of grant, if the Participant's employ-ment with the Company is terminated for any reason, the Participant shall have the right to exercise any Incentive Stock Option and any related Stock Appreciation Right during the 90 days after such termination of employment to the extent it was exercisable at the date of such termination, but in no event later than the date the Option would have expired had it not been for the termina-tion of such employment. If the Participant does not exercise such Option or related Stock Appreciation Right to the full extent permitted by the preceding sentence, the remaining exercisable portion of such Option automatically will be deemed a Nonqualified Stock Option, and such Option and the related Stock Appreciation Right will be exercisable during the period set forth in Section 9(a) of the Plan, provided that in the event that employment is terminated because of death or the Participant dies in such 90-day period the Option will continue to be an Incentive Stock Option to the extent provided by Section 421 or Section 422A of the Code, or any successor provision, and any regulations promulgated thereunder.

     (c)    Restricted Stock.  Except as otherwise determined by the Committee
            ----------------
at the time of grant, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company at the price (if any) paid by the Participant for such Restricted Stock; provided that in the event of a Participant's retirement, permanent disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive, in whole or in part, any or all remaining restrictions with respect to such Participant's shares of Restricted Stock.

     (d)    Disability  and Retirement.  The term "disability" means total and
            --------------------------
permanent  disability.    The  meaning  of  the  terms  "total  and  permanent
disability"  and  "retirement"  shall  be  determined  by  the  Committee.

     (e)    Acceleration of Exercisability.  Nothing contained herein shall in
            -------------------------------
any way limit the authority of the Committee in its sole discretion to cause any outstanding Option or Stock Appreciation Right to become immediately exercisable when it finds that such acceleration would be in the best interests of the Company.

     SECTION 10.  Change  in  Control.
                  -------------------

     (a)    Immediate Vesting. Notwithstanding any other provision of the Plan
            -----------------
to the contrary, upon a Change in Control, as defined below, all outstanding Awards shall vest, become immediately exercisable or payable, or have all restrictions lifted as may apply to the type of Award; provided, however, that unless otherwise determined by the Committee at the time of award or thereafter, if it is determined that the Net After-Tax Amount to be realized by any optionee, taking into account the accelerated vesting provided for by this paragraph 10(a) as well as all other payments to be received by such optionee in connection with such Change in Control, would be higher if options did not vest in accordance with the foregoing paragraph 10(a), then, and to such extent, the options shall not vest. The determination of whether any such option should not vest shall be made by a nationally recognized accounting firm selected by the Company, which shall be instructed to consider that (i) stock options shall be vested in the order in which they were granted and within each grant in the order in which they would otherwise have vested and (ii) unless and to the extent any other plan, arrangement or contract of the Company pursuant to which any such payment is to be received provides to the contrary, any other payment contingent upon a Change of Control shall be deemed to have occurred after any acceleration of options. Further, no outstanding Stock Appreciation Right may be terminated, amended, or suspended upon or after a Change in Control.

     (b)    Change  in Control.  A "Change in Control" shall be deemed to have
            ------------------
occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securi-ties of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agree-ment with the Company to effect a transac-tion described in clause (i),
(iii), or (iv) of this Section 10(b)) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corpora-tion, other than a merger or consolidation which would result in the voting securities of the Company out-standing immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securi-ties of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 30% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or sub-stantially all of the Company's assets.

     SECTION 11.  Amendments  and  Termination.
                  ----------------------------

     (a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under an Award theretofore granted, without the Participant's consent, or that without the approval of the stockholders would:

     (i) except as is provided in Section 4(b) of the Plan, increase the total number of Shares reserved for the purpose of the Plan; or

     (ii) change the employees or class of employees eligible to participate in the Plan.

     (b) The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without his consent. The Committee may also substitute new Awards for previously granted Awards, including without limitation previously granted Options and Stock Appreciation Rights having higher option prices.

     (c)    Employee Status Change to Part-Time.  At  such time as a full-time
            -----------------------------------
employee becomes a part-time employee of the Company, on the next vesting date following such status change, all Awards previously granted to such employee will be automatically amended to reflect the vesting of all such Awards to be reduced by one-half with respect to any portion of the Awards not yet vested.

     SECTION 12.  General  Provisions.
                  -------------------

     (a)    Nontransferability.  No  Award  shall  be  assigned,  alienated,
            ------------------
pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution, provided, however, that an Award may be transferable, to the extent set forth in the applicable Award Notice and in accordance with procedures adopted by the Committee, (i) if such Award Notice provisions do not disqualify such Award for exemption under Rule 16b-3 or (ii) if such Award is not intended to qualify for exemption under such rule.

     (b)    No  Claims.  No Employee or Participant shall have any claim to be
            ----------
granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

     (c)    Notices.  Any  notice  necessary  under  this  Plan  or  any Award
            -------
hereunder shall be addressed to the Company in care of its Secretary at the principal executive office of the Company in Houston, Texas and to the Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

     (d)    Unusual  Events.  The  Committee  shall  be  authorized  to  make
            ---------------
adjustments in the terms and conditions of Awards in recog-nition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regula-tions, or accounting principles. The
Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make such future awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

     (e)    Compliance  Requirements.  All  certificates  for Shares delivered
            ------------------------
under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company shall not be required to issue or deliver any Shares under the Plan prior (i) to the completion of any registration or qualification of such Shares under any federal or state law, or under any ruling or regulation of any governmental body or national securities exchange that the Committee in its sole discretion shall deem to be necessary or appropriate and (ii) to the Participant's entering into such written representations, warranties, and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Plan.

     (f)    Dividends.  Subject  to the provisions of this Plan, the recipient
            ---------
of an Award may, if so determined by the Committee at the time of grant, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

     (g)    No  Other  Consideration.  Except  as  otherwise  required  in any
            ------------------------
applicable grant and Award Notice or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

     (h)    Withholding.  The Company shall be authorized to withhold from any
            -----------
Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy any of its obligations with respect to the payment of such taxes.

     (i)    Other Plans.  Nothing  contained  in  this  Plan shall prevent the
            -----------
Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required by applicable law, or the rules of any stock exchange on which the Common Stock is then listed; and such arrangements may be either generally applicable or applicable only in specific cases.

     (j)    Governing Law.  The validity, construction, and effect of the Plan
            -------------
and any rules and regulations relating to the Plan and any Award hereunder shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

     (k)    Conformity With Law.  If  any provision of this Plan is or becomes
            -------------------
or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended in such jurisdiction to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

     SECTION 13.  Effective Date of Plan.  The  Plan  shall be effective as of
                  ----------------------
January 18, 1989 (the "Effective Date"), subject to approval by the Company's stockholders within one year thereafter. Awards may be granted at any time after the Effective Date and prior to termination of the Plan by the Board, except that no Incentive Stock Option shall be granted pursuant to the Plan after 10 years from the Effective Date, but any Award theretofore granted may extend beyond that date. The Plan will expire when no Shares are available for issuance.

     SECTION 14.  Tandem Substitute Options.  Tandem  Substitute Options shall
                  -------------------------
be governed by the terms of the Plan and the related option conversion notice, except that, notwithstanding any provision of the Plan or option conversion notice to the contrary, the terms and conditions set forth on Appendix A hereto shall govern such options to the extent set forth on such Appendix.

                   APPENDIX A FOR TANDEM SUBSTITUTE OPTIONS
                   ----------------------------------------

The term "Options" as used in this Appendix A means Tandem Substitute Options.
Exercisability: Generally, Options may be exercised beginning six months from the vesting date or, with respect to certain Options, beginning six months from the original grant date. Optionees are not entitled to exercise Options if employment with the Company is terminated prior to six months from the vesting date or, with respect to certain Options, prior to six months from the original grant date. The original grant date and the vesting date are set forth on the related option conversion notice.

Vesting: Vesting stops when the optionee's employment with the Company or any of its Affiliates terminates. The vesting schedule for each Option is as set forth on the related Option Conversion Notice.

Death:    If  an  optionee  dies  while  an  employee  of  the  Company or its
Affiliates, Options become fully vested regardless of length of service and expire one year after the date of death.

Disability: If an optionee's employment terminates because of permanent disability, Options (i) become 20% vested, if more than the percentage actually vested on the termination date and (ii) expire 90 days after the termination date.

Termination:    If  employment with the Company or its Affiliates ends for any reason other than death or permanent disability, Options expire on the 30th day after the termination date.

Leave of Absence: Vesting during an approved leave of absence is governed by the applicable leave of absence policy in effect at the time an optionee goes on leave.

Unvested Shares: Six months after the original grant date (as set forth on the related option conversion notice), optionees can purchase unvested option shares. Unvested option shares may not be sold or otherwise transferred until they become vested. The Company may buy back unvested shares at the price paid by the optionee for such shares upon optionee's termination from the Company or its Affiliates (except death). In such event, the Company must give notice to the optionee within 60 days after the termination date, provided, however, that upon termination due to permanent disability, the Company must provide notice within 60 days after the last date upon which the optionee's option is exercisable. Optionees must deliver the number of shares requested in such notice to the Company within 60 days after receipt of such notice, with the stock certificates fully endorsed or accompanied by a duly executed stock power. Certificates for unvested shares shall contain a legend referring to the Company's right to repurchase. As the optionee's vesting percentage increases, the optionee may request, at reasonable intervals, that the Company exchange those legended certificates for shares which have vested for certificates for shares without legends. No certificates shall be issued for partial shares.

Form of Payment: A notice of exercise must include payment of the option price for the shares being purchased. Payment may be made by: (i) cashier's check or a money order, (ii) irrevocable directions on a Company approved form to a securities broker approved by the Company to sell the shares and deliver all or a portion of the sale proceeds to the Company in payment of the option price, or (iii) certificates for Common Stock, along with any forms needed to transfer the shares to the Company. The fair market value of the shares, on the effective date of the Option exercise will be applied to the Option price.
Transfers: Options cannot be assigned or transferred, except by will or the laws of descent and distribution.

Individual Provisions: To the extent that an optionee's option agreement with Tandem provides terms and conditions contrary to those set forth above, notwithstanding any other provision in the Plan, the option conversion notice or this Appendix A to the contrary, the terms and conditions of such option agreement shall govern the related Tandem Substitute Option (except with respect to the vesting schedule, trading restrictions and notice of exercise, in which case the terms and conditions contained in the related option conversion notice shall govern).